STATE OF NY

COUNTY OF NY


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, Mark E. Jennings, a Director of SCIENTIFIC GAMES HOLDINGS CORP. (the "Company"), a Delaware corporation, do constitute and appoint William G. Malloy and C. Gray Bethea, Jr., jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 relating to shares of the Company's Common Stock, $.001 par value, to be issued in connection with stock options granted or to be granted pursuant to the Company's Amended and Restated Directors' Stock Option Plan, and to file such Registration Statement, or cause such Registration Statement to be filed with the Securities and Exchange Commission together with all exhibits thereto and other documents necessary or incidental in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments (including post-effective amendments) and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 9th day of June 1997.


                                        /s/ Mark E. Jennings
                                        --------------------
                                        MARK E. JENNINGS

                                ACKNOWLEDGEMENT

         BEFORE me this 9th day of June 1997, came Mark E. Jennings, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.

                                        /s/ Margo M. Farley
                                        -----------------------------
                                        NOTARY PUBLIC

                                        State of NY

                                        My Commission Expires:

                                        May 4, 1998
                                        -----------------------------

                                        NOTARY SEAL
                                        MARGO M. FARLEY
                                        Notary Public, State of New York
                                        No. 24-4891504
                                        Qualified in Kings County
                                        Commission Expires May 4, 1998

STATE OF NY

COUNTY OF NY

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, Paul F. Balser, a Director of SCIENTIFIC GAMES HOLDINGS CORP. (the "Company"), a Delaware corporation, do constitute and appoint William G. Malloy and C. Gray Bethea, Jr., jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 relating to shares of the Company's Common Stock, $.001 par value, to be issued in connection with stock options granted or to be granted pursuant to the Company's Amended and Restated Directors' Stock Option Plan, and to file such Registration Statement, or cause such Registration Statement to be filed with the Securities and Exchange Commission together with all exhibits thereto and other documents necessary or incidental in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments (including post-effective amendments) and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 3rd day of June 1997.



                                        /s/ Paul F. Balser
                                        -----------------------
                                        PAUL F. BALSER


                                ACKNOWLEDGEMENT

         BEFORE me this 3rd day of June 1997, came Paul F. Balser, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.

                                    /s/ Margo M. Farley
                                    ------------------------------
                                    NOTARY PUBLIC

                                    State of NY

                                    My Commission Expires:

                                    May 4, 1998
                                    ------------------------------

                                    NOTARY SEAL
                                    MARGO M. FARLEY
                                    Notary Public, State of New York
                                    No. 24-4891504
                                    Qualified in Kings County
                                    Commission Expires May 4, 1998

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, Frank S. Jones, a Director of SCIENTIFIC GAMES HOLDINGS CORP. (the "Company"), a Delaware corporation, do constitute and appoint William G. Malloy and C. Gray Bethea, Jr., jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 relating to shares of the Company's Common Stock, $.001 par value, to be issued in connection with stock options granted or to be granted pursuant to the Company's Amended and Restated Directors' Stock Option Plan, and to file such Registration Statement, or cause such Registration Statement to be filed with the Securities and Exchange Commission together with all exhibits thereto and other documents necessary or incidental in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments (including post-effective amendments) and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 9th day of June 1997.



                                        /s/ Frank S. Jones
                                        ---------------------------------
                                        FRANK S. JONES

STATE OF GEORGIA

COUNTY OF FULTON


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, Edith K. Manns, a Director of SCIENTIFIC GAMES HOLDINGS CORP. (the "Company"), a Delaware corporation, do constitute and appoint William G. Malloy and C. Gray Bethea, Jr., jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 relating to shares of the Company's Common Stock, $.001 par value, to be issued in connection with stock options granted or to be granted pursuant to the Company's Amended and Restated Directors' Stock Option Plan, and to file such Registration Statement, or cause such Registration Statement to be filed with the Securities and Exchange Commission together with all exhibits thereto and other documents necessary or incidental in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments (including post-effective amendments) and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 3 day of June 1997.



                                        /s/ Edith K. Manns
                                        ------------------------
                                        EDITH K. MANNS


                                ACKNOWLEDGEMENT

         BEFORE me this 3rd day of June 1997, came Edith K. Manns, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as hre true act and deed.


                                      /s/ Martha A. Martin
                                      -------------------------------------
                                      NOTARY PUBLIC

                                      State of Georgia

                                      My Commission Expires:
                                      Notary Public, DeKalb County, Georgia
                                      My Commission Expires October 1, 2000

                                      -------------------------------------

                                      NOTARY SEAL

STATE OF ARKANSAS

COUNTY OF PULASKI


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, Dennis L. Whipple, a Director of SCIENTIFIC GAMES HOLDINGS CORP. (the "Company"), a Delaware corporation, do constitute and appoint William G. Malloy and C. Gray Bethea, Jr., jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 relating to shares of the Company's Common Stock, $.001 par value, to be issued in connection with stock options granted or to be granted pursuant to the Company's Amended and Restated Directors' Stock Option Plan, and to file such Registration Statement, or cause such Registration Statement to be filed with the Securities and Exchange Commission together with all exhibits thereto and other documents necessary or incidental in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments (including post-effective amendments) and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 3rd day of June 1997.


                                        /s/ Dennis L. Whipple
                                        ----------------------------------
                                        DENNIS L. WHIPPLE


                                ACKNOWLEDGEMENT

         BEFORE me this 3rd day of June 1997, came Dennis L. Whipple, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.

                                     Debby S. Nowell
                                     --------------------------------
                                     NOTARY PUBLIC

                                     State of Arkansas
                                              -----------------------

                                     My Commission Expires:
                                     12/4/02
                                     --------------------------------

                                     NOTARY SEAL